Exhibit 99.1

ANNUAL MEETING OF SHAREHOLDERS TUESDAY, JUNE 6, 2023

Anders M. Tomson David J. Dalrymple 2

AGENDA 3 • 2022 Overview and Results • 2023 Highlights • Key Initiatives, Efforts & Community Support

FORWARD - LOOKING STATEMENTS 4 This report contains forward - looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. The Corporation intends its forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in these sections. All statements regarding the Corporation’s expected financial position and operating results, the Corporation’s business strategy, the Corporation’s financial plans, forecasted demographic and economic trends relating to the Corporation’s industry and similar matters are forward - looking statements. These statements can sometimes be identified by the Corporation’s use of forward - looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” or “intend.” The Corporation cannot guarantee that its expectations in such forward - looking statements will turn out to be correct. The Corporation’s actual results could be materially different from expectations because of various factors, including changes in economic conditions or interest rates, credit risk, inflation, cyber - security risks, difficulties in managing the Corporation’s growth, recent bank failures, changes in FDIC assessments, competition, changes in the law or the regulatory environment, and changes in general business and economic trends. Information concerning these and other factors can be found in the Corporation’s 2022 Annual Report on Form 10 - K. These filings are available publicly on the SEC’s website at http://www.sec.gov, on the Corporation’s website at http://www.chemungcanal.com or by written request to: Kathleen S. McKillip, Corporate Secretary, Chemung Financial Corporation, One Chemung Canal Plaza, Elmira, NY 14901. Except as otherwise required by law, the Corporation undertakes no obligation to publicly update or revise its forward - looking statements, whether as a result of new information, future events or otherwise. Form 10 - K Annual Report: A copy of the Corporation’s Form 10 - K Annual Report is available without charge to shareholders after April 28, 2023, upon written request to the Corporation’s secretary. A copy is also available on our Transfer Agent, American Stock Transfer & Trust Company’s website at www.astproxyportal.com/ast/01079.

BOARD OF DIRECTORS David J. Dalrymple Ronald M. Bentley 5 Richard E. Forrestel, Jr. Raimundo C. Archibold, Jr. David M. Buicko Robert H. Dalrymple Anders M. Tomson Stephen M. Lounsberry III Denise V. Gonick G. Thomas Tranter Jr. Jeffrey B. Streeter Thomas R. Tyrrell Joseph F. Meade IV

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YEAR ENDING: TOTAL ASSETS TOTAL LOANS TOTAL DEPOSITS TOTAL SHAREHOLDERS’ EQUITY 7

2022 FINANCIAL RESULTS: 8 NET INCOME: EPS:

NET INCOME & EPS $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2018 2021 EPS 2022 2019 2020 Net Income 9

RETURN ON AVERAGE ASSETS: RETURN ON AVERAGE EQUITY: 10

RETURN TRENDS 1.14% 0.88% 0.94% 1.09% 1.15% 12.76% 8.86% 9.94% 12.94% 15.93% 18.00% 16.00% 14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 1.20% 1.10% 1.00% 0.90% 0.80% 0.70% 0.60% 0.50% 0.40% 2018 2019 2020 2021 2022 ROA ROE 11

ASSET GROWTH $1,755,343 $1,787,827 $2,279,451 $2,418,475 $2,645,553 $1,500,000 $1,000,000 $500,000 $0 $2,000,000 $2,500,000 $3,000,000 2018 2019 2020 2021 2022 12

TOTAL CAPITAL $165.0 $182.6 $199.7 $211.5 $166.4 $150.0 $100.0 $50.0 $0.0 $200.0 $250.0 2018 2019 2020 2021 2022 13

CAPITAL RATIOS (CONSOLIDATED) 9.40% 10.22% 8.76% 8.74% 8.79% 9.35% 7.90% 8.06% 8.23% 13.14% 13.98% 13.62% 14.21% 12.57% 15.00% 14.00% 13.00% 12.00% 11.00% 10.00% 9.00% 8.00% 7.00% 6.00% 6.29% 2021 2022 2018 Equity to Assets Ratio 2019 2020 Tier 1 Leverage Ratio Total Capital to Risk Adjusted Assets 14

AVERAGE SHARES OUTSTANDING 4,832 4,869 4,802 4,683 4,693 4,650 4,600 4,550 4,700 4,900 4,850 4,800 4,750 2018 2019 2020 2021 2022 15

$0.58 $45.87 $46.45 STOCK PRICE 16

TOTAL SHAREHOLDER RETURN 17 - 11.95% 5.40% - 17.67% 40.16% 1.42% 50.00% 40.00% 30.00% 20.00% 10.00% 0.00% - 10.00% - 20.00% - 30.00% 2018 2019 2020 2021 2022

DIVIDENDS DECLARED 18

LENDING & DEPOSIT ACTIVITY 19

TOTAL LOAN ORIGINATIONS $317,193 $280,092 $491,489 $603,031 $614,947 $189,800 $77,700 $100,000 $0 $300,000 $200,000 $400,000 $500,000 $600,000 $700,000 2018 2020 All Other 2021 2022 2019 PPP

LOAN ORIGINATION ACTIVITY $366,297 $69,860 $144,081 $29,411 $5,298 $400,000 $350,000 $300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $0 Commercial Residential Indirect Home Equity Direct

LOAN ORIGINATION ACTIVITY Commercial 46% Residential 21% Home Equity 4% Indirect 12% Direct 1% PPP 16% Commercial 60% Residential 11% Home Equity 5% Indirect 23% Direct 1%

RESIDENTIAL MORTGAGE PRODUCTION ( $33,222 $103,082 $69,860

MORTGAGE PRODUCTION TREND 24 $33,883 $50,242 $148,639 $103,082 $69,860 $160,000 $140,000 $120,000 $100,000 $80,000 $60,000 $40,000 $20,000 $0 2018 2019 2020 2021 2022

$1,249,206 $1,059,849 TOTAL BALANCES $189,357 COMMERCIAL LOAN PORTFOLIO 25

COMMERCIAL LOAN PORTFOLIO $0.7 $43.2 $150.9 $251.5 $214.1 $218.0 $996.9 $802.6 $716.6 2022 2021 2020 Paycheck Protection Program Commercial Real Estate Related Commercial & Industrial / Other 26

COMMERCIAL LOAN PORTFOLIO $864.0 $879.1 $1,085.5 $1,059.9 $1,249.2 $150.9 $43.2 $0.7 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 2018 2021 2022 2019 All Other 2020 PPP 27

▪ ▪ ▪ ▪ PAYCHECK PROTECTION PROGRAM 28

$146 $8,373 $8,227 NON - PERFORMING ASSETS 29

NON - PERFORMING ASSETS TO TOTAL ASSETS 0.73% 30 1.04% 0.45% 0.34% 0.32% 0.20% 0.00% 0.40% 0.60% 0.80% 1.00% 1.20% 2018 2019 2020 2021 2022

DEPOSIT GROWTH 31

DEPOSIT GROWTH $1,569,237 $1,572,138 $2,037,774 $2,155,433 $2,327,227 $1,500,000 $1,000,000 $500,000 $0 $2,000,000 $2,500,000 2018 2019 2020 2021 2022

DEPOSITS BY TYPE DDA 31% Time 14% DDA - INT 12% MMA 28% SAV 12% BROKERED 3% DDA Time DDA - INT MMA SAV BROKERED

0.30% 0.28% YEAR ENDING: 12/31/2021 YEAR ENDING: 12/31/2022 COST OF DEPOSITS 0.15% 0.17% 34 Obtained from S&P Global Market Intelligence. Formula used is Total Interest Expense on Deposits divided by the sum of average interest bearing deposits plus non interest bearing deposits.

0.32% 0.36% YEAR ENDING: 12/31/2021 YEAR ENDING: 12/31/2022 COST OF FUNDS 0.16% 0.26% 35 Peer Group data represents the median. Obtained from S&P Global Market Intelligence. The percentage is the total interest expense as a percent of the sum of average interest bearing liabilities and average noninterest bearing deposits, obtained from the Federal Reserve FR Y - 9C reports of the consolidated financial statements for Holding Companies.

NET INTEREST MARGIN 3.72% 3.64% 36 3.25% 2.84% 3.05% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 2018 2019 2020 2021 2022

NET INTEREST INCOME $60,480 37 $60,611 $62,919 $65,589 $74,179 $60,000 $55,000 $50,000 $45,000 $65,000 $70,000 $75,000 $80,000 2018 2019 2020 2021 2022

$2.1 Billion $10.3 Million WEALTH MANAGEMENT GROUP 38

WEALTH MANAGEMENT FEE INCOME $9,317 39 $9,503 $9,492 $11,072 $10,280 $9,000 $8,500 $8,000 $9,500 $10,000 $10,500 $11,000 $11,500 2018 2019 2020 2021 2022

$3.6 6.5% $59.3 12/31/2022 $55.7 12/31/2021 NON - INTEREST EXPENSE 40

NON - INTEREST EXPENSE 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2018 2022 2019 NIE 2020 2021 NIE to Average Assets 41

EMPLOYEES, FULL - TIME EQUIVALENT 374 362 341 337 340 330 320 310 340 360 350 370 380 2018 2019 2020 2021 2022 42

EFFICIENCY RATIO 67.2% 68.0% 65.7% 61.7% 61.7% 60.0% 58.0% 62.0% 64.0% 66.0% 68.0% 70.0% 2018 2019 2020 2021 2022 43

2023 FIRST - QUARTER HIGHLIGHTS • • • • 44

MARKET CHALLENGES & UNCERTAINTIES • • • • • 45

SERVICE & DISTRIBUTION 46

TECHNOLOGY & CUSTOMER EXPERIENCE 47

WESTERN NY EXPANSION ▪ ▪ ▪ 48

CORPORATE RESPONSIBILITY STATEMENT 49

▪ ▪ ▪ COMMUNITY SUPPORT EFFORTS 50

COMMUNITY INVESTMENT 51

SUPPORTING OUR COMMUNITY 52

EXECUTIVE MANAGEMENT L. Dale Cole Executive Vice President Chief Information Officer Daniel D. Fariello President Capital Bank Division 53 Kimberly A. Hazelton Executive Vice President Retail Client Services Scott T. Heffner Senior Vice President Director of Marketing Kathleen S. McKillip Vice President Corporate Secretary Karl F. Krebs Executive Vice President Chief Financial Officer & Treasurer Thomas W. Wirth Executive Vice President Wealth Management Group Duane W. Mittan Senior Vice President Chief Auditor Peter K. Cosgrove Executive Vice President Chief Credit Officer & Chief Risk Officer Mary E. Meisner Senior Vice President Senior Risk Officer Jeffrey P. Kenefick Regional President Chemung Canal Division Monica L. Ridosh Vice President Director of Human Resources & Chief Diversity Officer

2022 RETIREES Dawn Aubin Vice President Auburn Offices 46 Years of Service Sandy Simons - Smith Business Services Specialist Business Services Group 26 Years of Service Vicki Harkins Vice President Prestige Banking 27 Years of Service 54

2022 RETIREES Shari Silvestri Relationship Banker II Vestal Office 18 Years of Service Gail Whitaker Operations Services Account Services 30 Years of Service 55

2023 EXECUTIVE MANAGEMENT RETIREES Pam Burns Senior Vice President Director of Human Resources & Chief Diversity Officer Karl Krebs Executive Vice President Chief Financial Officer & Treasurer 56

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Thank You!